UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):             July 29, 2008
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                      SELIGMAN SELECT MUNICIPAL FUND, INC.
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             (Exact name of Registrant as specified in its charter)


               Maryland                    811-05976            13-3556322
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   (State or other jurisdiction of      (Commission File      (I.R.S. Employer
            incorporation)                  Number)         Identification No.)

                      No.)

                                100 Park Avenue,
                            New York, New York 10017
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               (Address of principal executive offices, zip code)

Registrant's telephone number, including area code            (212) 850-1864
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                                 Not Applicable
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                   (Former name or former address, if changed
                              since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

SECTION 7 - REGULATION FD DISCLOSURE

Item 7.01 Regulation FD Disclosure.

Registrant is furnishing as Exhibit 99.1 the attached Press Release dated July 29, 2008 for Seligman Select Municipal Fund.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 - Press Release dated July 29, 2008 for Seligman Select Municipal Fund.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SELIGMAN SELECT MUNICIPAL FUND, INC.


Date:July 29, 2008


                                                     By: /s/ Joseph D'Alessandro
                                                        ------------------------
                                                        Joseph D'Alessandro
                                                        Assistant Secretary